UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

SPOT MOBILE INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-22636	75-2461665
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4950 Yonge Street, Suite 900
North York, Ontario M2N 6K1
(Address of principal executive offices, including zip code)

(416) 229-9333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated in this Current Report or the context otherwise requires, all references in this Current Report to “Spot Mobile International,” the “Company,” “us,” “our” or “we” are to Spot Mobile International Ltd.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 1, 2012, we received a notice of default from a third party lender with respect to a Convertible Promissory Note, dated February 28, 2011, executed by the Company in favor of a third party lender.  Pursuant to the notice of default, all amounts due under the Convertible Promissory Note were accelerated due to the Company’s failure to make required payments and the lender demanded full payment of the principal amount of $500,000 together with all accrued interest thereon.  The notice states that if full payment is not made within five business days, the lender would proceed to enforce all of its rights and remedies under the Convertible Promissory Note.

On May 1, 2012, Spot Mobile Corp, our wholly-owned subsidiary (“SMC”) received a notice of default from a third party lender with respect to a Secured Promissory Note, dated September 16, 2011, executed by SMC in favor of the third party lender.  The Secured Promissory Note evidences a revolving line of credit facility in the principal amount of up to $3,000,000 and is secured by a lien on all of the assets of SMC and a pledge of the capital stock of SMC.  Pursuant to the notice of default, immediate payment of the outstanding principal amount of $1,345,000 together with all accrued interest thereon was demanded.  The notice states that if full payment is not made immediately, the lender would proceed to enforce all of its rights and remedies under the Secured Promissory Note and related security documents.

On May 1, 2012, SMC received a notice of default from a third party with respect to an Assumption Agreement, dated October 29, 2010, pursuant to which SMC assumed indebtedness in the principal amount of $1,175,000 at an annual rate of interest of 10%.  Such indebtedness is secured by a lien on all of the assets of SMC.  Pursuant to the notice of default, immediate payment of the outstanding principal amount together with all accrued interest thereon was demanded.  The notice states that if full payment is not made immediately, the creditor party would proceed to enforce all of its rights and remedies under the Assumption Agreement and related security documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOT MOBILE INTERNATIONAL LTD.

Dated: May 2, 2012	By: /s/ Charles J. Zwebner
Charles J. Zwebner
Chief Executive Officer